Summary Prospectus and Prospectus Supplement

July 14, 2023

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Supplement dated

July 14, 2023 to

the Morgan Stanley Institutional Fund, Inc.

Summary Prospectus and Prospectus dated April 28, 2023

Multi-Asset Real Return Portfolio (the “Fund”)

Morgan Stanley Institutional Fund, Inc.

Effective immediately, the first sentence of the sections of the Summary Prospectus titled “Principal Risks—Tax Risk” and the Prospectus titled “Fund Summary—Principal Risks—Tax Risk” is hereby deleted in its entirety and replaced with the following:

The Fund may seek to gain exposure to the commodity markets and certain other financial instruments through investments in the Subsidiary.

In addition, effective immediately, the first sentence of the section of the Prospectus titled “Additional Information About Fund Investment Strategies and Related Risks—Tax Risk” is deleted and replaced with the following:

The Fund may seek to gain exposure to the commodity markets and certain other financial instruments through investments in the Subsidiary.

Effective immediately, the following is hereby added to the end of the section of the Prospectus titled “Additional Information About Fund Investment Strategies and Related Risks”:

Bitcoin and Bitcoin Futures

The Fund may have exposure to bitcoin indirectly through cash settled futures. Specifically, the Fund may engage in futures contracts based on bitcoin to obtain long or short exposure to bitcoin. A long exposure reflects an investment contemplating an increase in the value of the underlying asset whereas a short exposure contemplates a decrease in value of the underlying asset. To the extent the Fund invests in bitcoin futures, it will do so through the Subsidiary. The Fund may at times have no exposure to bitcoin.

The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud, market manipulation and failure than established, regulated exchanges for securities and other traditional assets, derivatives, and other currencies. Cryptocurrency exchanges have in the past, and may in the future, fail or otherwise cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Volatility in bitcoin prices and value in the future, which at times can be significant, could have a material adverse effect on the value of the Fund’s indirect exposure to bitcoin. Furthermore, negative perception and/or a lack of stability and standardized regulation in the digital asset economy may reduce confidence in the digital asset economy and may result in greater volatility in the prices of bitcoin and other digital assets, including a depreciation in value. In addition, events that impact one cryptocurrency may lead to a volatility or a decline in the value or another cryptocurrency, such as bitcoin. Further, regulation of crypto asset markets is still developing and federal, state or foreign governmental authorities may restrict the development, use or exchange or cryptocurrencies. In addition, many significant aspects of the tax treatment of investments in cryptocurrency are uncertain.

Although the Fund does not invest directly in bitcoin, the Fund’s investments in cash settled bitcoin futures are exposed to risks associated with the price of bitcoin, which is subject to numerous factors and risks, which may be substantial, including significant price volatility and fraud and manipulation, which are generally more pronounced in the crypto asset market. In addition, the performance and value of indirect investments in bitcoin may differ significantly from the performance or value of bitcoin. The value of the Fund’s indirect investments in bitcoin is subject to significant fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. For example, the price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The Fund’s exposure to bitcoin could result in substantial losses to the Fund.

The only bitcoin futures in which the Fund may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC. The value of bitcoin futures is determined by reference to the CME CF Bitcoin Reference Rate, which provides an indication of the price of bitcoin across certain cash bitcoin exchanges. Bitcoin futures expose the Fund to all of the risks related to bitcoin and also expose the Fund to risks related to futures, and specifically risks related to bitcoin futures. The price of bitcoin futures is based on a variety of factors in addition to the price of bitcoin, including regulatory changes or actions and required daily variation margin payments.

The market for bitcoin futures is still developing and the Fund’s investment in bitcoin futures may involve illiquidity risk, which means the Fund may be unable to purchase or sell a futures contract at a desired price or time and therefore may be unable to change its exposure levels to bitcoin and may need to continue meeting ongoing margin payment obligations on its current bitcoin futures contracts. In addition, bitcoin futures markets may be more volatile than traditional futures markets and exchanges on which bitcoin futures are traded and their related clearinghouses and the Fund’s FCMs generally require the Fund to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Margin requirements and daily limits may limit the Fund’s ability to achieve the desired exposure.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Fund’s bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times.

The Fund does not intend to hold bitcoin futures through expiration. Instead, the Fund intends to “roll” bitcoin futures positions. “Rolling” refers to a process whereby futures contracts nearing expiration are closed out and replaced with new futures contracts with a later expiration date. Accordingly, the Fund is subject to risks related to rolling. In addition, the costs associated with rolling bitcoin futures typically are substantially higher than the costs associated with other futures contracts and may have a significant adverse impact on the performance of the Fund’s investments in bitcoin futures.

Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in “Futures.” In addition, futures contracts providing short exposure to bitcoin are also subject to additional risks, including potentially unlimited losses.

Please retain this supplement for future reference.

IFIMARRBITCOINPROSPT 7/23